SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 2, 1998




              Commission file numbers 333-42411 and 333-42411-01
              --------------------------------------------------

                                 GLENOIT CORPORATION
               (Exact name of registrant as specified in its charter)

Delaware                                                       13-3862561
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                            Identification Number)

                              GLENOIT ASSET CORPORATION
               (Exact name of registrant as specified in its charter)

Delaware                                                       51-0343206
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                            Identification Number)
                              111 West 40th Street
                            New York, New York 10018
                            Telephone: (212) 391-3915
       (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)


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

Item 2.           Acquisition or Disposition of Assets

      On October 2, 1998, Glenoit Corporation (the "Company") acquired all outstanding shares of capital stock of American Pacific Enterprises, Inc. ("APE") in a single transaction for approximately $38.2 million, subject to post-closing adjustment. In addition, approximately $16.6 million of debt of APE was extinguished in connection therewith. This acquisition was pursuant to the APE Acquisition Agreement between the Company and Steven Block, Jeffrey Block, Gregory Block and two revocable trusts (the "Sellers") dated October 2, 1998.

      The consideration paid in the acquisition was determined through arms-length negotiations between the Company and the Sellers. The purchase price was financed through borrowings under the Company's existing credit facility, as amended, with Banque Nationale de Paris, as agent.

      APE is engaged in the design, importation and distribution of handmade quilts, specialty decorative bedding and other bed and bath accessories. The Company intends for APE to continue in its current line of operations and has no plans at this time to devote APE's assets to any other purpose.

Item 7.           Financial Statements and Exhibits

      (a)and (b) The financial statements of the business acquired and the pro forma financial information relative to such acquisition are not included in this Report on Form 8-K and will be filed by amendment no later than December 14, 1998 (which is 60 days after the date that the initital Report on Form 8-K with respect to such acquisition was required to be filed).

      (c) The exhibits furnished in connection with this Report are as follows:

      Exhibit Number    Description

      2.1 Stock Purchase Agreement, dated October 2, 1998, among Glenoit Corporation, American Pacific Enterprises, Inc., Steven J. Block, Jeffrey J. Block and Gregory D. Block.

      4.1 Second Amendment and Waiver to the Credit Agreement, dated October 2, 1998, among Glenoit Corporation, the banks, financial institutions and other institutional lenders parties to the Credit Agreement and Banque Nationale de Paris, as Agent.

      99.1              Company Press Release dated October 2, 1998

The Registrant hereby undertakes to furnish supplementally a copy of any schedule or exhibit to the Stock Purchase Agreement omitted herefrom, as permitted by Item 601(b)(2) of Regulation S-K, to the Commission upon request.


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

                                   SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date  October 16, 1998
                                        GLENOIT CORPORATION


                                        By        /S/ LESTER D. SEARS
                                          ------------------------------------
                                          Lester D. Sears
                                          Executive Vice President and
                                          Chief Financial Officer
                                          (On behalf of the Registrant and as
                                          Principal Financial and Accounting
                                          Officer)




                                   SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:      October 16, 1998
                                        GLENOIT ASSET CORPORATION




                                        By         /S/ LESTER D. SEARS
                                          -------------------------------------
                                          Lester D. Sears
                                          Executive Vice President and
                                          Chief Financial Officer
                                          (On behalf of the Registrant and as
                                          Principal Financial and Accounting
                                          Officer)